                                                                  Exhibit 99.3

                             SECURITIES PURCHASE AGREEMENT

This  Securities  Purchase  Agreement  is being made this 19th day of February
2002, by and between Medix Resources,  Inc., a Colorado corporation ("Medix"), with its principal  administrative office at 7100 East Belleview Avenue, Suite
301,  Greenwood  Village,  CO 80111,  and WellPoint  Health  Networks  Inc., a
Delaware  corporation  (the  "Purchaser"),  with its  principal  office at One
WellPoint Way, Thousand Oaks, CA 91362.

WHEREAS,  the  Purchaser may decide to invest in Medix through the purchase of a convertible  promissory note (the "Note") or shares of the Common Stock, par value $0.001 per share, of Medix ("Shares") in one or more private  placements of such  securities  pursuant to Rule 506 of  Regulation  D  ("Regulation  D")
promulgated  under the Securities Act of 1933, as amended (the "Act"),  by the
U.S. Securities and Exchange Commission, upon the terms set forth herein;

WHEREAS, Medix is willing to accept such investment upon such terms; and

WHEREAS,  on  February  18,  2002  Medix has issued  and an  affiliate  of the
Purchaser has accepted an Amended and Restated Common Stock Purchase  Warrant,
dated September 8, 1999, and amended  February 18, 2002 (the  "Warrant"),  and certain terms of the Warrant shall be  incorporated  herein and applied to the agreements set forth herein, as provided below;

NOW THEREFORE,  in  consideration  of the agreements and terms set forth below and  other  good and  valuable  consideration,  the  parties  hereto  agree as follows:

1.  Upon  the  execution  of this  Agreement,  Purchaser  shall  wire to Medix
$1,000,000 in  immediately  available  funds,  and Medix and its  wholly-owned subsidiary,  Cymedix  Lynx  Corporation  ("Cymedix"),  will  execute a secured convertible  promissory  note in such  principal  amount in the form  attached hereto as Exhibit A acceptable  to  Purchaser  (the  "Note"),  with a maturity date one year from the date of this  agreement,  an interest rate equal to the standard  banking  "prime rate" as reported in the Wall Street  Journal on the date hereof and from time to time  thereafter plus 300 basis points per annum, and interest  payable on the maturity  date if  conversion  has not  occurred.
Upon the maturity of the Note on the maturity date or by  acceleration  by the
Purchaser  pursuant to an Event of Default under  subsection 8(a), (b), (c) or
(d) of the  General  Security  Agreement  of even date  herewith  between  the parties  (the  "Security  Agreement"),  Medix shall  always have the option of paying the Note in full by the conversion of the total amount owed  thereunder into Shares.  Conversion of the Note into Shares shall occur as follows:

(a) By the  Purchaser  or by  Medix  at the  price  per  Share  of  additional securities sold as part of a related private  placement  ("PIPE") by Medix, if
Medix obtains a written  commitment  of at least an  additional  $4,000,000 of equity by the close of  business  on  September  30,  2002,  from  persons not affiliates of the  Purchaser,  but only if such PIPE  transaction is completed on or prior to the maturity date of the Note.

(b) By the  Purchaser  or by Medix at a price  per  Share  equal to 80% of the then-current  Fair  Market  Value  (as  defined  below)  if Medix is unable to obtain a written  commitment for the additional equity investment by the close of business on September  30, 2002,  but only on or prior to the maturity date of the  convertible  promissory  note.  For this purpose,  "Fair Market Value"
shall  be the  average  closing  price of the  Shares  on the  American  Stock
Exchange or such other  trading  facility  where the Shares may then be listed or admitted  for trading for the twenty  trading  days ending on the day prior to the day of the conversion.

2.  Purchaser  represents  and warrants  that (i) its address for  shareholder communication  purposes and for compliance  with state  securities  laws is as set forth  above,  and (ii) it has all the power and  authority  necessary  to enter into this Securities  Purchase  Agreement and to perform its obligations hereunder,  none of which  conflict with any rule,  regulation,  judgment,  or agreement applicable to Purchaser.

3.  Medix  agrees  to pay  for  all  actual  reasonable  expenses  related  to accounting and outside legal fees  irrespective of closing.  The expenses will be capped at $5,000.

4.  Medix  shall  file a  Registration  Statement,  on Form  S-2 or Form  S-3, covering the Shares  purchased by  Purchaser  within 60 days of the  execution hereof,  and shall use its best  efforts to have such  Registration  Statement declared  effective  as soon as  practicable  thereafter.  Medix agrees not to include  any  other  investor  in this  Registration  Statement  in  excess of
100,000  Shares  without  Purchaser's   consent.   Medix  shall  maintain  the
effectiveness  of the  Registration  Statement  for as long as all the  Shares that remain in the hands of  Purchaser  that are  covered by the  Registration
Statement  can not be sold  under  Rule  144  promulgated  under  the Act in a three-month  period.  Medix agrees that it will not file any new  Registration
Statement  for  registration  of  any  securities  until  60  days  after  the
Registration  Statement  filed  pursuant  hereto has been  declared  effective without  Purchaser's  consent.  This  restriction  will  exclude  issuance  to existing option holders or in connection  with a merger or  acquisition.  This
restriction  will  also  exclude   registration  filings  related  to  a  PIPE
financing of Medix in an amount of up to $20 million.  In connection  with its obligations  to  file  and  maintain  the  effectiveness  of the  Registration
Statement,  Medix will comply with all of the  provisions of Section 21 of the
Warrant which are incorporated herein by reference.

5. In the event that the Note is  converted  into  Shares  pursuant to Section
1(a) above,  Purchaser  agrees to abide by the terms of any  "lock-up"  period agreed to by all of the purchasers of the PIPE transaction.

6. Medix and Cymedix Lynx Corporation  ("Cymedix") are each a corporation duly organized,  validly  existing and in good standing under the laws or the State of Colorado.  Each has all requisite  corporate power and authority to own and operate its  properties  and assets;  to execute and deliver,  as the case may be, this Agreement,  the related Note, the related General Security  Agreement
(the  "Security  Agreement"),  and  the  Amended  and  Restated  Common  Stock
Purchase  Warrant being issued on the date hereof;  to issue and sell the Note and the  underlying  shares  issuable on  conversion of the Note; to carry out the provisions or this Agreement and the above  referenced  documents;  and to carry on its business as presently  conducted and as presently  proposed to be conducted.  Medix  and  Cymedix  are  duly  qualified  and  authorized  to  do
business  and  are  in  good  standing  as  a  foreign   corporation   in  all
jurisdictions  in which the  nature of its  activities  and of its  properties
(both owned and leased) make such  qualification  necessary,  except for those jurisdictions  in which failure to do would not have a material adverse effect on either of them or its business.  All of the issued and  outstanding  shares of common stock of Cymedix have been issued to Medix,

7. The  authorized  capital  stock of Medix on the date hereof is  100,000,000 shares of common stock,  par value $.001 per share,  and  2,500,000  shares of preferred  stock,  par value $.001 per share.  As of  February 4, 2002,  Medix had outstanding  57,880,901  shares of common stock, 1 share of 1996 Preferred
Stock,  50  shares of 1999  Series B  Preferred  Stock and 375  shares of 1999
Series C Preferred  Stock. As of that date,  approximately  16,419,335  shares were  issuable  upon the exercise of  outstanding  options,  warrants or other rights,  and the conversion of preferred stock. A substantial  number of these shares  and  shares  obligated  to be  issued in the  future  are  subject  to registration rights agreements.

8. When  issued in  compliance  with the  provisions  of this  Agreement,  the shares of common  stock  issued  upon  conversion  of the Note will be validly issued,  fully  paid  and  non-assessable,  and  will be free of any  liens or
encumbrances,   provided   however,   that  such  shares  may  be  subject  to
restrictions  on transfer  under state and/or  federal  securities  laws or as otherwise  required by such laws at the time a transfer is  proposed,  and any restrictions set forth in this Agreement.

9. All corporate action on the part of Medix and Cymedix,  as the case may be, and their respective  officers,  directors and stockholders  necessary for the authorization  or this  Agreement,  the Note and the Security  Agreement,  the
performance   of  all   obligations   of  each  company   hereunder   and  the
authorization,  sale,  issuance  and  delivery of the Note and the  underlying shares of common stock  issuable upon  conversion of the Note pursuant  hereto has been taken.  This  Agreement,  the Note and the  Security  Agreement  when executed and  delivered,  will be a valid and binding  obligation of Medix and
Cymedix,  as the case may be,  enforceable in accordance with their respective
terms,   except  (a)  as  limited  by   applicable   bankruptcy,   insolvency.
reorganization,  moratorium  or other  laws or general  application  affecting enforcement of creditors rights  generally,  (b) general  principles of equity that restrict the  availability of equitable  remedies,  and (c) to the extent that the  enforceability of the remedies  provisions set forth in the Security
Agreement may be limited by applicable laws.

10.  To the  best  of  their  knowledge,  Medix  and  Cymedix  own or  possess sufficient  legal  rights to any patents,  trademarks,  service  marks,  trade names, copyrights, trade secrets, licenses,  information and other proprietary rights and processes  necessary for their business as now  conducted.  without any known  infringement  of the rights of others,  except as have set forth on
the  Schedule  of  Exceptions.   Except  as  set  forth  in  the  Schedule  of
Exceptions,  there are no outstanding  options,  licenses or agreements of any kind relating to the foregoing  proprietary rights, nor are they bound by or a party to any options,  licenses or  agreements of any kind with respect to the patents,  trademarks,  service marks, trade names, copyrights,  trade secrets, licenses,  information and other proprietary rights and processes of any other person or entity,  other than such  licenses or  agreements  arising  from the ordinary  course of the business of Medix and Cymedix.  Except as set forth in
the   Schedule  of   Exceptions,   Medix  or  Cymedix  has  not  received  any
communications  alleging  that  either  has  violated  or, by  conducting  its business as presently proposed, would violate any of the patents,  trademarks, service marks,  trade names,  copyrights or trade secrets or other proprietary rights  of any  other  person  or  entity,  nor is  either  aware of any basis therefore.  Medix and  Cymedix  are not  aware  that any or its  employees  is obligated under any contract (including licenses,  covenants or commitments of any nature) or other agreement or subject to any judgment,  decree or order of any court or  administrative  agency that would interfere with their duties to either or that would  conflict  with the  business as  presently  conducted or proposed to be conducted by them.  Neither the  execution nor delivery of this
Agreement,  the Note or the  Security  Agreement,  nor the  carrying on of the business  by the  employees  of Medix  and  Cymedix,  nor the  conduct  of the business as presently  proposed,  will, to the their knowledge,  conflict with or result in a breach of the terms,  conditions or provisions of or constitute a  default  under,  any  contract,  covenant  or  instrument  under  which any employee is now obligated.

11.  Neither  Medix nor Cymedix is in  violation or default of any term of its articles  of  incorporation  or bylaws or of any  provision  of any  mortgage, indenture,  contract,  agreement,  instrument or contract to which it is party or by which  it is  bound or of any  judgment,  decree,  order,  or writ.  The execution,  delivery,  and  performance of and compliance with this Agreement, the Note and the Security  Agreement and the issuance and sale of the Note and underlying  shares  issuable upon conversion of the Note pursuant to the terms hereof  will not,  with or  without  the  passage of time or giving of notice, result in any such material violation,  or be in conflict with or constitute a default  under  any such  term or  result  in the  creation  of any  mortgage, pledge,  lien,  encumbrance  or charge upon any of the properties or assets of either or the suspension,  revocation,  impairment,  forfeiture or non-renewal of any permit,  license,  authorization or approval  applicable to either, its business or operations or any or its assets or properties.

      12. There is no action,  suit,  proceeding or investigation  pending or, to the knowledge of Medix or Cymedix,  threatened  that questions the validity of this Agreement,  the Note or the Security  Agreement or the right of either to enter  into  any of such  agreements,  or to  consummate  the  transactions contemplated hereby or thereby, or which would result,  either individually or in the aggregate,  in any material adverse change in the assets,  condition or affairs of either,  financially  or  otherwise,  or any change in the  current equity ownership either,  nor is the Company aware that there is any basis for any or the foregoing,  except as disclosed in the Form 10-Q filed with the SEC by Medix for the third quarter of 2001.  The Company is not a party or subject to the provisions of any order,  writ,  injunction,  judgment or decree of any court or  government  agency or  instrumentality.  There is no  action,  suit, proceeding or  investigation  by Medix or Cymedix  currently  pending or which
Medix or Cymedix intends to initiate.

13. To the  knowledge  of Medix and  Cymedix,  no employee of either,  nor any consultant  with whom either has  contracted,  is in  violation of any term of any  employment  contract,  proprietary  information  agreement  or any  other agreement  relating to the right of any such  individual to be employed by, or to  contract  with,  either  because  of  the  nature  or the  business  to be conducted;  and to their  knowledge  the  continued  employment by them of its
present  employees,   and  the  performance  of  their  contracts  with  their
independent  contractors,  will not result in any such violation.  Neither has received any notice  alleging that any such violation has occurred.  Except as set forth in the  Schedule  of  Exceptions,  no  employee  of either  has been granted  the  right  to  continued  employment  by  them  or to  any  material compensation  following termination or employment with them. Neither Medix nor
Cymedix is aware that any officer,  key-employee or group of employees intends to  terminate  his,  her or their  employment  with  them,  nor do they have a present intention to terminate the employment or any officer,  key employee or group or employees.

14. To the  knowledge  of Medix and  Cymedix,  neither is in  violation of any applicable statute, rule, regulation,  order or restriction of any domestic or foreign government or any  instrumentality or agency thereof in respect or the conduct of its business or the  ownership  of its  properties  that  violation would  materially  and  adversely  affect the business,  assets,  liabilities.
financial   condition  or  operations  of  either.  No  governmental   orders,
permissions,   consents,  approvals  or  authorizations  are  required  to  be obtained  and no  registrations  or  declarations  are required to be filed in connection with the execution and delivery of this Agreement,  the Note or the
Security  Agreement  and the issuance of the Note or the shares  issuable upon conversion of the Note,  except such as has been duly and validly  obtained or filed,  or with  respect  to any  filings  that  must be made  after  the date hereof, as will be filed in a timely manner. Both has all franchises,  permits licenses and any similar  authority  necessary for the conduct of its business as now  being  conducted  by it,  the  lack  or  which  could  materially  and adversely  affect the  business,  properties  or  financial  condition  of the
Company and  believes  it can obtain,  without  undue  burden or expense,  any similar authority for the conduct of its business as planned to be conducted.

15.   Assuming   the   continued   accuracy  of  the   "accredited   investor"
representation  of  the  Purchaser   contained  herein,  and  compliance  with
section 3(a)(9) of the Act for the conversions,  the offer,  sale and issuance of the Note and underlying  shares  issuable upon  conversion of the Note will be exempt from the registration  requirements of the Act, as amended, and will be exempt from or have been  registered or qua1ified  under the  registration, permit or qualification  requirements of a11 applicable state securities laws.
Neither  Medix nor any agent on its behalf has  solicited  or will solicit any offer to sell or has offered to sell or will offer to sell any  securities  to any person or  persons  so as to bring the sale of the Note or the  underlying
shares  issuable  upon   conversion  of  the  Note  within  the   registration
provisions of the Securities Act or any state securities laws.

16.  Purchaser  acknowledges  and  agrees  that  in  the  course  of  its  due diligence  discussions and review with  representatives  of Medix and Cymedix, it has obtained and will obtain  confidential  or proprietary  information and trade  secrets  about  Medix and  Cymedix  and their  services  and  products, including,  without limitation, but only to the extent confidential,  customer information,  procedures followed by Medix and Cymedix, financial information, mathematical  and  programming  information  used  in  Medix's  and  Cymedix's products and  services,  confidential  information  about Medix and  Cymedix's marketing  strategies,  and other material  information  that has not yet been publicly  announced.  Except as may be required by law,  Purchaser agrees that it shall not publicly  disclose  any such  confidential  information  or trade secrets.  Purchaser agrees that the confidential  information or trade secrets shall be used by  Purchaser  only for purposes of  evaluating  and deciding to enter into this Agreement and the related agreements.  Purchaser  acknowledges that federal and state  securities  laws  prohibit any person who has received from an issuer  material  non-public  information  from  purchasing or selling securities of such issuer or from  communicating such information to any other person under  circumstances  in which it is reasonably  foreseeable  that such person is likely to purchase or sell securities.

17.  Purchaser  represents  and warrants that (i) it is purchasing  the Shares solely for  investment  purposes and for its own account only,  and not with a view to or for the  resale  or  distribution  thereof,  and (ii) that it is an
"accredited  investor"  as defined in  Regulation  D.  Purchaser  acknowledges that it has been informed  that an  investment  in the Shares  involves a high degree of risk and that it has  reviewed  the  information  under the  heading
"Risk  Factors"  beginning on page 3 of the  Preliminary  Prospectus of Medix, dated November 16, 2001 (the  "Prospectus"),  and the information in copies of the  following  documents  filed with the SEC (i) Annual Report on Form 10-KSB for the fiscal year of Medix ended  December  31,  2000;  (ii)  Medix's  Proxy
Statement  for its annual  Meeting of  Shareholders  held on October 16, 2001;
(iii) Medix's  Quarterly Report on Form 10-QSB for each of the fiscal quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

18.  Purchaser  understands that it is purchasing the Note and the Shares in a transaction or transactions  that will be exempt from  registration  under the
Act and applicable state securities laws, and that it may not sell,  transfer, pledge,  or otherwise  dispose of the Note and the Shares  unless such sale is duly registered  pursuant to the Act and is duly registered or qualified under any applicable  state  securities laws, or it shall have delivered to Medix an opinion of counsel reasonably  satisfactory to counsel to Medix, to the effect that  such  sale,  transfer,  pledge  or  other  disposition  is  exempt  from registration  under the Act,  and from  registration  or  qualification  under applicable state  securities  laws. The  certificates  evidencing the Note and the Shares will have a legend affixed to reflect these restrictions,  and stop transfer instructions will apply.

19.  Purchaser  further  represents  and warrants  that it is able to bear the economic  risks of this  investment  and  understands  that it could  lose its entire  investment  in the  Note  and the  Shares  and  that it has  carefully reviewed the material  provided by Medix,  including the material set forth in
Section 17 above.

            20. Purchaser  acknowledges that it has been given the opportunity to meet with John R.  Prufeta and other  representatives  of Medix and Cymedix and to ask questions of them and to receive  answers  thereto  concerning  the terms and conditions of the investment,  and to obtain  information  which the issuer  possesses or can acquire without  unreasonable  effort or expense that is  necessary  to verify  the  accuracy  of the  information  set forth in the documents described in Section 17 above.

21.  Purchaser is aware of its filing  obligations  under  Sections  13(d) and
16(a) of the  Securities  Exchange  Act of 1934,  as  amended,  if it acquires beneficial  ownership  of more than 5% under the first  section  cited and 10%
under  the  second  section  cited,  of  the  outstanding  Medix  Shares,  and
Purchaser will comply with such  obligations if applicable to its ownership of securities of Medix.

22. This Securities  Purchase  Agreement shall be governed by and construed in accordance  with  the  laws of the  State of New  York,  excluding  applicable principles  of  conflict  of laws.  The rights and  obligations  of  Purchaser under this Agreement  shall not be assignable or transferable by the Purchaser without the written consent of Medix.  If any provision of this Agreement,  or the  application  of such  provision to any person or  circumstance,  shall be held  invalid,  the  remainder of this  Agreement or the  application  of such provision to other  persons or  circumstances  shall not be affected  thereby.
Furthermore,  the parties  shall  negotiate  in good faith with  respect to an equitable  modification  of the  provision or  application  thereof held to be invalid.  This Agreement may be executed in one or more  counterparts,  and by telecopied  facsimile  of the  signature on behalf of a party  hereto,  all of which shall  constitute one and the same instrument.  This Agreement  together with the related Note and Security Agreement  constitutes the entire agreement among the parties and supersedes any prior  agreements or  understanding  with respect  thereto  and this  Agreement  shall be binding  upon and inure to the benefit of the parties  hereto,  and their  respective  heirs,  executors  and administrators,  legal  representatives,  successors  and  permitted  assigns.
This  Agreement may not be changed or terminated  except by written  agreement signed  by both  parties.  It shall be  enforceable  by  decrees  of  specific performance  (without  posting  bond or  other  security)  as well as by other available  remedies.  All  notices  hereunder  shall be in writing and mailed, delivered,  telecopied or  telegraphed  and confirmed to either party at their addresses set forth above or in a properly  given  subsequent  notice.  Notice shall be deemed to be given three days after it is mailed by  certified  mail, return receipt requested,  or when it is delivered,  telecopied or telegraphed and confirmed in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement, intending to be bound as provided herein, as of the date first above written.

WELLPOINT HEALTH NETWORKS INC.                 MEDIX RESOURCES,
INC.

By:/s/David Colby                               By:/s/John R. Prufeta
   --------------                                  ------------------
Print Name: David Colby                         Print Name: John R. Prufeta
Title: Executive Vice President                 Title: President and CEO

                                                                     Exhibit A

THE SECURITIES  REPRESENTED BY AND UNDERLYING THIS CONVERTIBLE PROMISSORY NOTE
HAVE  NOT  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933 OR ANY  STATE
SECURITIES  LAW  AND  MAY  NOT BE  SOLD,  PLEDGED,  TRANSFERRED  OR  OTHERWISE
DISPOSED OF UNLESS THEY HAVE BEEN  REGISTERED  UNDER SUCH LAWS,  OR UNLESS THE
DEBTOR HEREUNDER HAS RECEIVED A FAVORABLE OPINION OF COUNSEL,  OR HAS RECEIVED
SUCH  OTHER  EVIDENCE  AS MAY BE  SATISFACTORY  TO IT,  THAT ANY  CONTEMPLATED
TRANSFER WILL NOT BE IN VIOLATION OF SUCH LAWS.

                     SECURED CONVERTIBLE PROMISSORY NOTE

$1,000,000.00                                                     Denver,
Colorado
February __, 2002

FOR VALUE RECEIVED,  the undersigned  MEDIX  RESOURCES,  INC.  ("Medix"),  and
CYMEDIX  LYNX  CORPORATION   ("Cymedix"),   both  corporations  organized  and
existing  under  the laws of the State of  Colorado  ("Debtor"),  jointly  and severally,  hereby  promises to pay to the order of WELLPOINT  HEALTH NETWORKS
INC.,  a  Delaware   corporation   ("Creditor"),   the  principal   amount  of
$1,000,000,  together with interest  (computed on the basis of a 360-day year)
on the unpaid  principal  amount  hereof at the rate of the  standard  banking
"prime  rate" as reported  in the Wall  Street  Journal on the date hereof and from time to time  thereafter  plus 300 basis  points  per annum from the date hereof to the date paid,  whether on the Maturity Date  (defined  below) or by acceleration  or otherwise,  and unless  prohibited by applicable  law, to pay interest  (computed as  aforesaid)  on any  principal  which is more than five days  overdue,  at the rate of the standard  banking  "prime rate" as reported in the Wall Street  Journal  from time to time plus 500 basis points per annum
(or, in each case at the highest rate permitted by applicable  law,  whichever is less).  All  principal  and  accrued  interest  hereunder  shall be due and payable on February __, 2003 (the "Maturity Date").

Unless the principal  hereof and interest  accrued  hereon are converted  into common stock of the Debtor as provided  herein,  all payments of principal and interest  are to be made in lawful  money of the  United  States of America to the Creditor at the following address until the Debtor is otherwise  notified:
Any payment  hereunder by or on behalf of Debtor shall first be applied to pay accrued interest  hereunder until all then accrued interest shall be paid, and then any  additional  payment  amount  shall  be  applied  to the  outstanding principal amount hereof.

Notwithstanding  any other provision hereof, all of the outstanding  principal hereof and all interest  accrued hereon (but in either case not less than all)
may be converted,  into fully paid and  non-assessable  shares of the Debtor's common stock,  $0.001 par value per share  ("Shares"),  after both  conditions referred to below have been satisfied or one has failed, as follows:

(a) By the  Creditor  or by  Medix  at  the  price  per  Share  of  additional securities sold as part of a related private  placement  ("PIPE") by Medix, if
Medix obtains a written  commitment  of at least an  additional  $4,000,000 of equity by the close of  business  on  September  30,  2002,  from  persons not affiliates of the  Creditor,  but only if such PIPE  transaction  is completed on or prior to the maturity date of the Note.

(b) By the  Creditor  or by Medix  at a price  per  Share  equal to 80% of the then-current  Fair  Market  Value  (as  defined  below)  if Medix is unable to obtain a written  commitment for the additional equity investment by the close of business on September  30, 2002,  but only on or prior to the maturity date of the  convertible  promissory  note.  For this purpose,  "Fair Market Value"
shall  be the  average  closing  price of the  Shares  on the  American  Stock
Exchange or such other  trading  facility  where the Shares may then be listed or admitted  for trading for the twenty  trading  days ending on the day prior to the day of the conversion.

The number of Shares into which this Secured  Convertible  Promissory  Note is convertible  shall be subject to adjustment  from time to time as follows.  In case  Medix  shall  (i)  declare  or  pay a  dividend  in  Shares  or  make  a distribution  in Shares to  holders  of its  outstanding  Common  Stock,  (ii)
subdivide its outstanding Shares,  (iii) combine its outstanding Shares into a smaller  number of Shares,  or (iv) issue any shares of its capital stock in a reclassification  of the  Common  Stock,  then the  number of Shares  issuable upon  conversion of this Note  immediately  prior thereto shall be adjusted so that the  holder of this Note  shall be  entitled  to  receive  the  number of
Shares or other  securities  of Medix  which it would  have owned or have been entitled  to  receive  had this Note been  converted  in advance  thereof.  An adjustment made pursuant to this paragraph shall become effective  immediately after the  effective  date of such event  retroactive  to the record date,  if any, for such event.

This  Promissory  Note is  subject  to and  secured  by the terms of a certain
General  Security  Agreement  of even date  herewith  among the  Creditor  and
Debtor (the "Security  Agreement").  The Events of Default as defined  therein shall constitute defaults in this Secured Convertible  Promissory Note and the remedies set forth in the Security  Agreement shall be the remedies  available to the Creditor to enforce its rights hereunder.

Notwithstanding  any other provision hereof, it is the intention of the Debtor and the Creditor that the usury laws  applicable to this  Promissory  Note and the obligations  represented  hereby shall be strictly complied with, and that all interest or other  amounts  constituting  interest  under  applicable  law shall under no circumstances  exceed the maximum amount of interest  permitted by  applicable  law. Any  interest,  in excess of the amount  allowable  under applicable  law,  received by the Creditor  shall,  at the option of Creditor, either be refunded to the Debtor or credited against  principal  hereof.  This
Promissory  Note  shall be  governed  by and  construed  under the laws of the
State of New York.

As  security  for the  Debtor's  obligations  under this  Secured  Convertible
Promissory Note, Medix Resources,  Inc. shall and does hereby, and shall cause its wholly-owned subsidiary,  Cymedix to, pledge, grant, convey,  hypothecate, and  assign to the  Creditor  a  continuing  security  interest  in and to all trademarks,  patents,  copyrights and other intellectual property of the Medix and Cymedix  (whether  registered or not), now owned or hereafter  acquired by
each  of  them,  together  with  the  proceeds  thereof   (collectively,   the
"Collateral") described in the Security Agreement.

      This  Promissory  Note shall not be  transferable by the Creditor except to an  affiliate  of the  Creditor  with prior  approval  of the  Debtor.  The
undersigned  hereby  waives  presentment,   demand  for  payment,   notice  of
dishonor,  and any and all other  notices or demands  in  connection  with the delivery, acceptance,  performance, default, or enforcement of this Promissory
Note,  and hereby  consents to any extensions of time,  renewals,  releases of any party  obligated  in  connection  with this  Promissory  Note,  waivers or modifications  that may be granted or  consented to by the Creditor in respect of the time of payment or any other  provisions  of this  Promissory  Note. If after  written  notice of  default  hereunder  by the  Creditor  to Debtor and failure of Debtor to pay this  Promissory  Note in full  within  fifteen  (15)
days after such notice,  the indebtedness  represented by this Promissory Note or any part hereof is placed in the hands of  attorneys  for  collection,  the
Debtor agrees to pay the principal  and interest due and payable  hereon,  and all costs of collecting this Promissory Note,  including  reasonable attorneys fees and expenses.

                                          MEDIX RESOURCES, INC.

                                          By:________________________
                                          Title:______________________

                                          CYMEDIX LYNX  CORPORATION

                                          By: ________________________
                                          Title: _______________________